UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 7, 2022

NEXPOINT REAL ESTATE FINANCE, INC.
(Exact Name Of Registrant As Specified In Charter)

Maryland	001-39210	84-2178264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crescent Court, Suite 700
Dallas, Texas 75201
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 276-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NREF	New York Stock Exchange
8.50% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	NREF-PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

OP Unit Redemption

At the 2021 annual meeting of NexPoint Real Estate Finance, Inc. (the “Company”), the Company’s stockholders approved the potential issuance of 13,758,905.9 shares of the Company’s common stock to related parties in connection with the redemption of their common partnership units (“OP Units”) of NexPoint Real Estate Finance Operating Partnership, L.P. (the “Operating Partnership”) or common partnership units (“SubOP Units”) in the subsidiary partnerships of the Operating Partnership that may be redeemed for OP Units. As previously disclosed, on September 8, 2021, the Company redeemed approximately 1,479,132 OP Units for cash and issued 1,479,132 shares of common stock to the redeeming unitholders for the same cash amount.

On January 7, 2022, the Operating Partnership redeemed 8,496,144.16 SubOP Units for cash and issued 3,721,571.74 Class B OP Units and 4,774,572.42 Class C OP Units to the redeeming unitholders for the same cash amount. Following the issuance of OP Units, on January 7, 2022, the Company redeemed 4,774,572.42 Class C OP Units for cash and issued 4,774,570 shares of common stock to the redeeming unitholders for the same cash amount. An aggregate of approximately $178,758,873 million was paid by the redeeming unitholders in connection with the issuance of the OP Units and an aggregate of approximately $100,456,953 million was paid by the redeeming unitholders in connection with the issuance of the shares. No selling commissions or fees were paid in connection with the issuances.

The Company issued shares of its common stock and the Operating Partnership issued OP Units in reliance upon the exemptions from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPOINT REAL ESTATE FINANCE, INC.

/s/ Brian Mitts
Name: Brian Mitts
Title: Chief Financial Officer, Executive VP-
Finance, Secretary and Treasurer

Date: January 10, 2022